UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 2022

Twist Bioscience Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38720	46-2058888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

681 Gateway Boulevard

South San Francisco, CA 94080

(Address of principal executive offices, including ZIP code)

(800) 719-0671

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TWST	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

On March 3, 2022, the Audit Committee of the Board of Directors of Twist Bioscience Corporation (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm.

The audit reports of PwC on the consolidated financial statements of the Company as of and for the fiscal years ended September 30, 2021 and 2020 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended September 30, 2021 and 2020, and the subsequent interim period through March 3, 2022, there were no: (1) disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to PwC’s satisfaction would have caused PwC to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weaknesses in the Company’s internal control over financial reporting disclosed in the Company’s annual report on Form 10-K for the year ended September 30, 2020, annual report on Form 10-K for the year ended September 30, 2021 and quarterly report on Form 10-Q for the interim period ended December 31, 2021 in each case related to (i) ineffective controls related to segregation of duties to timely detect and independently review instances where individuals with access to post a journal entry may also have edited or created the journal entry, (ii) ineffective controls related to the accuracy and occurrence of the accounting for revenues, including ineffective controls over the accuracy of edits to customer order entry data and segregation of duties during the order entry and revenue processes, and (iii) ineffective information technology general controls for information systems that are relevant to the preparation of the financial statements, including ineffective controls over user access and segregation of duties, and user access to certain financial applications and data.

The Company requested that PwC furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from PwC is attached as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm.

On March 3, 2022, after conducting an auditor selection process, including PwC, the Audit Committee of the Board of Directors of the Company selected Ernst & Young LLP (“EY”) to be appointed to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022. During the fiscal years ended September 30, 2021 and 2020, and the subsequent interim period through March 3, 2022, the Company did not consult with EY regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP addressed to the Securities Exchange Commission, dated March 9, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2022	Twist Bioscience Corporation

/s/ James M. Thorburn
James M. Thorburn Chief Financial Officer